Going Concern	12 Months Ended
Dec. 31, 2013
Going Concern [Text Block]
NOTE 3 – Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since inception, the Company has incurred losses totaling $11,678,393 as of December 31, 2013; and has a incurred a net loss for the current year of $3,912,278. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. If necessary, the Company will pursue additional equity and/or debt financing while managing cash flows from operations in an effort to provide funds to meet its obligations on a timely basis and to support future business development. The financial statements do not contain any adjustments to reflect the possible future effects on the classification of assets or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern. To address these issues, on January 27, 2014 the Company closed two private placements of its common shares which raised $1,000,000 and, as detailed in Note 12 – Subsequent Events, on February 3, 2014, the Company entered into a share purchase agreement (the “Purchase Agreement”) with an Illinois limited liability company, pursuant to which we have the right to sell to them up to $12,000,000 in shares of our common stock, subject to certain limitations set forth in the Purchase Agreement.